Exhibit 10.6

REAL ESTATE SALES CONTRACT

THIS REAL ESTATE SALES CONTRACT (this “Contract” or “Agreement”) is made effective as of August 14, 2009 (the “Effective Date”) between NorthAmerican Terminals Management, Inc. (“Buyer”) and YRC Worldwide Inc. (“Seller”).

WITNESSETH

In consideration of Ten Dollars ($10.00) and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby agrees to buy, and Seller hereby agrees to sell, upon the following terms and conditions, the Property (defined below in Section 7 (C)).

1. PURCHASE PRICE. The purchase price for the Property shall be Twenty Nine Million Five Hundred One Thousand Five Hundred Thirty Eight and No/100 Dollars ($29,501,538) (the “Purchase Price”), as may be adjusted in accordance with Section 7(C), and allocated to the Properties as set forth on Exhibit A, payable at the time of Closing (as defined in Section 8) by applying the Deposit (as defined in Section 2) and Buyer paying the balance by cash, cashier’s check, certified check or wire transfer of funds, in each case, paid to the order of Seller.

2. DEPOSIT. Buyer shall deposit with the Escrow Agent (as defined in Section 9) within five (5) business days following the Effective Date, the sum of TWO HUNDRED NINETY-FIVE THOUSAND FIFTEEN AND NO/100 DOLLARS ($295,015.00) (the “Deposit”), which shall be held by the Escrow Agent and shall be applied to the Purchase Price at Closing.

3. POSSESSION. Possession of the Property shall be given to the Buyer immediately after the Closing, subject to the terms of a Leaseback (as defined in Section 16), except for the Property identified with an asterisk on Exhibit A (the “Non-Leaseback Property”).

4. EVIDENCE OF TITLE.

(A) Buyer may obtain a survey (“Survey”) of each Property within the Inspection Period (as defined in Section 7(B)). Within fifteen (15) days following the Effective Date, Seller shall obtain and cause to be delivered to Buyer title insurance commitments issued by Chicago Title Insurance Company or one of its affiliates through the Escrow Agent (the “Commitments”), pursuant to which the title insurance company commits that at the Closing it will issue its owners policies of title insurance (“Buyer’s Policies”), insuring fee simple title to each Property to be in Buyer’s name in the total amount of the Purchase Price, free and clear of all liens, encumbrances, restrictions and conditions of title except the following (the “Permitted Exceptions”): (1) utility easements for utility service to the Property, (2) zoning ordinances, (3) legal highways,

(4) real property taxes (and their lien, if any) which are not delinquent as of Closing, (5) assessments which are not delinquent as of Closing, (6) rights of way and easements which do not materially adversely affect title to or use or value of the Property, (7) any other restrictions, easements, encumbrances or other matters which do not materially adversely affect title to or use or value of the Property, (8) those matters disclosed in any Survey which do not materially adversely affect title to or use or value of the Property, and (9) a Leaseback (except with respect to the Non-Leaseback Property). Any liens, encumbrances, restrictions and conditions of title or Survey, if applicable, other than the “Permitted Exceptions” are herein referred to as the “Non-Permitted Exceptions”.

(B) Buyer shall notify Seller in writing of any Non-Permitted Exceptions to which Buyer objects within five (5) days following Buyer’s receipt of the Commitments and Surveys, if applicable, but in no event later than the expiration of the Inspection Period. If Buyer does not provide Seller with said notice prior to the expiration of the earlier of (i) such five (5) day period and (ii) the Inspection Period, Buyer shall be deemed to have accepted the state of title disclosed in the Commitments and shall have waived any right to object to any exceptions to Seller’s title or the Surveys.

(C) Seller may, but shall not be obligated to, remove any Non-Permitted Exceptions so objected to by Buyer within five (5) days after receipt of Buyer’s written notice under Section 4(B). Seller shall not be required to bring any action or proceeding or otherwise incur any expense in order to remove any such Non-Permitted Exception. If Seller is unable or elects not to remove any such Non-Permitted Exception within such five (5) day period, the Deposit shall be returned to Buyer forthwith and this Contract shall automatically terminate, relieving the parties of any further obligations and/or liabilities hereunder, unless Buyer notifies Seller in writing within five (5) days after the expiration of such five (5) day period that Buyer is willing to accept such title as Seller may be able to convey, without reduction of the Purchase Price and without further obligation on the part of the Seller, or Buyer requests Seller to substitute a Substituted Property from List B (as such terms are defined in Section 7(C) below) for the Property with the Non-Permitted Exceptions, in which case the provisions of Section 7(C) shall apply.

5. DEED. Seller shall convey, or cause the applicable Related Company (defined below in Section 7(E)) to convey, to Buyer fee simple title to each Property by recordable limited or special warranty deed or other equivalent form of deed (the “Limited Warranty Deed”). The parties agree that the Limited Warranty Deeds shall warrant title only as against those persons claiming by, through or under Seller or the Related Company, as applicable, but not otherwise, and shall be subject to the Permitted Exceptions and to all Non-Permitted Exceptions accepted or deemed accepted by Buyer. Buyer shall pay all costs of recording each Limited Warranty Deed, all cost of title insurance and all transfer and conveyance taxes and fees.

6. UTILITIES, REAL ESTATE TAXES AND ASSESSMENTS, SELLER IMPROVEMENTS. At the Closing, Seller shall pay all delinquent real estate taxes and assessments, including penalties and interest. Except for the Non-Leaseback Property, there will be no proration of real estate taxes, utilities, insurance or other items customarily apportioned in sales of real property in the jurisdiction in which the Property is located. Instead, each Leaseback shall provide that from and after the Closing Date (as defined in Section 8), the Seller shall be responsible for the payment of all real estate taxes and assessments, insurance premiums, utility charges and other items customarily apportioned in sales of real property related to each Property that accrues or is due at any time prior to the date of termination of the applicable Leaseback with respect to each Property (including that which is due or accrues at any time prior to the commencement date of the applicable Leaseback). As to the Non-Leaseback Property, real estate taxes and assessments allocable to the payment period that includes the Closing Date on the Non-Leaseback Property, personal property taxes, if any, rental income and all other items of income and expense with respect to the Non-Leaseback Property shall be prorated between Seller and Buyer as of the Closing Date on the Non-Leaseback Property. Income and expenses shall be prorated on the basis of a 30-day month and on the basis of the accrual method of accounting. All such items attributable to the period prior to the Closing Date shall be credited to Seller; all such items attributable to the period commencing on the Closing Date shall be credited to Buyer. Buyer shall be credited with (i) all security or other deposits paid by tenants with respect to the Non-Leaseback Property; (ii) rent prepaid beyond the Closing Date on the Non-Leaseback Property; and (iii) any interest on rental agreement or security deposits or prepaid rent held by or on behalf of Seller and refundable to tenants. This provision shall survive Closing.

7. INSPECTION; DUE DILIGENCE; LENDER CONSENT.

(A) Seller agrees to provide Buyer with copies of any surveys of the Property in Seller’s possession. Buyer, at its own expense, may have any such surveys updated or may obtain new surveys. Seller grants to Buyer and persons designated by Buyer permission to enter upon each Property in order to make surveys, bores, soil bearing tests and other tests, provided that said surveys and tests shall be approved in advance by the applicable Seller and shall be so conducted as not to damage the Property. Buyer hereby agrees to indemnify, defend and hold Seller harmless from and against any and all damages, liens, injuries, actions, claims or costs, including reasonable attorneys fees, arising in any manner, directly or indirectly, from Buyer’s or its designees’ activities on or with respect to the Property, which indemnity shall survive the termination of this Agreement for six months. Buyer shall (i) keep all information, data and reports concerning or arising from any such tests confidential to the extent permitted by applicable law and shall not disclose or divulge the same to any third party (other than a lender making a mortgage loan to Buyer with respect to the Property and any other parties who have a need to know in connection with Buyer’s contemplated purchase of the Property) without Seller’s prior written consent, which Seller may withhold in its sole and absolute discretion, and (ii) provide copies of all such information, data and reports to Seller upon written request therefor from Seller.

(B) Buyer shall have forty-five (45) days from the Effective Date within which to conduct the surveys and tests referred to in Section 7(A) (the “Inspection Period”). In the event that Buyer does not terminate this Contract pursuant to Section 7(C) below, Buyer agrees to accept the Property in its present condition as of the Effective Date, subject to Section 15(I) and ordinary wear and tear. Buyer represents and warrants that it is qualified through experience and training to make such investigation of the condition of the Property, both as to the type of investigation and as to the extent of the investigation, and that if Buyer is not qualified to make such investigation Buyer shall have the investigation made by persons who are so qualified. In purchasing and accepting the Property in its present condition, Buyer represents that it will rely solely upon its own investigation and will not rely upon any investigation or disclosure of Seller regarding the Property.

(C) During the Inspection Period Buyer may terminate this Contract upon written notice to Seller for any reason whatsoever in Buyer’s sole discretion, in which event the Deposit (or balance, as applicable) shall be returned to Buyer and this Agreement shall be terminated. If Buyer fails to give such notice of termination to Seller prior to the end of the Inspection Period, Buyer shall be deemed to have waived any objection to the Property and to have affirmed this Contract and elected to purchase the Property with no reduction in the Purchase Price. For purposes of this Contract, the “Property” shall be defined as those properties listed on List A of Exhibit A (“List A”). Upon written notice to Seller at any time prior to the expiration of the Inspection Period, (i) Buyer shall have the right to delete any individual properties from List A (“Deleted Properties”) and substitute on List A in the place of these Deleted Properties properties from List B (“List B”) of Exhibit A (“Substituted Properties”), provided that the aggregate allocated Purchase Price of the Substituted Properties reflected on Exhibit A equals or exceeds the aggregate allocated Purchase Price of the Deleted Properties reflected on Exhibit A, and (ii) the Purchase Price shall increase by the amount the aggregate allocated Purchase Price of the Substituted Properties exceeds the aggregate allocated Purchase Price of the Deleted Properties. In no event shall the substitution of a Substituted Property result in an extension of the Inspection Period or delay in the Closing Date. Notwithstanding any provision of this Contract to the contrary, Buyer may terminate (“Environmental Termination”) this Contract (in accordance with the procedure set forth herein) as to some but not all of the Properties (“Environmental Property”) upon written notice to Seller prior to the expiration of the Inspection Period, provided (i) Buyer’s environmental consultant has identified recognized environmental conditions on such Environmental Property, and (ii) with the termination notice Buyer provides evidence thereof to the Seller. In the event the Buyer terminates this Contract as to some but not all of the Property pursuant to an Environmental Termination, the Purchase Price will be decreased by the Purchase Price allocated to the Environmental Property on Exhibit A. As to any Environmental Property with respect to which Buyer has terminated this Contract, Buyer shall promptly following such termination provide to Seller copies of all third party reports and investigations obtained by Buyer with respect to the Property. In addition, at any time during the Inspection Period, by written notice to Seller and delivery of such additional Deposit to Seller allocated to such Substituted Property on Exhibit A, Buyer may elect to purchase any of the Substituted Properties, and upon such election and delivery of such additional Deposit, the definition of Property hereunder will be automatically amended to include such Substituted Properties and the Purchase Price automatically increased by the Purchase Price allocated to such Substituted Properties on Exhibit A.

(D) Except as otherwise expressly provided herein, Seller has not made, and shall not be deemed to have made, and Buyer has not relied upon, any representation or warranty, either express or implied, to Buyer, or any person representing Buyer, or any person or entity upon which Buyer relies in purchasing the Property as to any matter whatsoever concerning the Property except for any representation or warranty expressly set forth in this Contract. Buyer acknowledges that the purchase of the Property by Buyer is on an “AS IS” basis. BUYER EXPRESSLY AGREES TO ACCEPT THE PROPERTY “AS IS” AND “WHERE IS.” SELLER SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO HAVE MADE, AND SELLER HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROPERTY AND EACH PART THEREOF, ANY ENVIRONMENTAL CONDITION WITH RESPECT TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF ANY POLLUTANT OR CONTAMINANT, INCLUDING ANY HAZARDOUS SUBSTANCE, IN, ON OR UNDER THE PROPERTY), AND THE ADEQUACY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PROPERTY OR ANY PART THEREOF. SELLER SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, BUSINESS INTERRUPTION OR STRICT OR ABSOLUTE LIABILITY IN TORT, OCCASIONED BY OR ARISING IN CONNECTION WITH THE CONDITION OR ANY ALLEGED CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, LIABILITY ARISING OUT OF ANY ENVIRONMENTAL CONDITION WITH RESPECT TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF ANY POLLUTANT OR CONTAMINANT, INCLUDING ANY HAZARDOUS SUBSTANCE, IN, ON OR UNDER THE PROPERTY). Seller has furnished to Buyer the documentation relative to the condition of the Property listed on Exhibit “B” attached hereto and made a part hereof, but Seller has not made, and hereby disclaim, any representation or warranty with respect to the accuracy or completeness of such documentation. Seller shall not be obligated to conduct any inquiry or investigation regarding the condition of the Property in connection with this Contract. The provisions of this Section 7(D) shall survive the delivery and recording of the Limited Warranty Deeds for record.

(E) Notwithstanding the foregoing paragraph (D), subject to the Seller Bank Approvals (as such term is defined in Section 7(F)), Seller represents, warrants and covenants that, on the date hereof and on the Closing Date: (i) it has full right and power and is duly authorized to enter into and perform this Agreement and each other agreement, certificate or other document executed by it in connection with the sale of the Property (collectively, the “Purchase Documents”); (ii) it owns and/or controls each entity that owns the Property (each a “Related Company”); (iii) there are no actions, suits or proceedings pending or, to the knowledge of Seller, threatened against or affecting Seller which, if determined adversely to Seller, would adversely affect its ability to perform its obligations under the Purchase Documents; and (iv) neither the execution, delivery or performance of the Purchase Documents (a) conflicts with, breaches or constitutes a default under, or will conflict with, breach or constitute a default under, (1)

the charter documents or by-laws of Seller, (2) to the best of Seller’s knowledge, any law or any order, writ, injunction or decree of any court or governmental authority, or (3) any agreement or instrument to which Seller is a party or by which it is bound or (b) results or will result in the creation or imposition of any lien or other encumbrance upon its property pursuant to any such agreement or instrument. These representations shall survive Closing.

(F) Notwithstanding any provision to the contrary contained herein, Buyer acknowledges and agrees that Seller’s obligation to close the transaction contemplated in this Contract is subject to Seller obtaining any required consent, approval, waiver or release from JPMorgan Chase (the “Seller Bank Approvals”). In the event, after using good faith efforts, Seller has not obtained the Seller Bank Approvals on or before the Closing Date (as such may be extended pursuant to the terms hereof), Buyer and Seller shall each have the right to terminate this Contract by providing written notice to the other, in which case Escrow Agent shall refund the Deposit to Buyer, and Seller and Buyer shall have no further rights or obligations under this Contract, except those which expressly survive such termination. If Buyer or Seller terminates this Contract pursuant to this Section 7(F), Seller shall pay to Buyer a “Breakup Fee” in the amount of Four Hundred Thousand and no/100 Dollars ($400,000.00). Termination of this Contract by Seller pursuant to this Section 7(F) shall only be effective upon Seller delivering to Buyer the Breakup Fee in immediately available funds. Notwithstanding the foregoing, if Seller obtains Seller Bank Approvals for some but not all of the Properties, Seller shall provide written notice to Buyer (the “Approval Notice”) identifying such Properties for which Seller Bank Approvals have been obtained (the “Approved Properties”). Buyer may elect, by written notice to Seller within five (5) days of such Approval Notice (the “Notice to Proceed”), to proceed with the acquisition of all of the Approved Properties. If Buyer does not provide such Notice to Proceed, Buyer shall be deemed to have elected not to proceed with the purchase of the Approved Properties and, upon delivery by Seller to Buyer of the Break-up Fee in immediately available funds, this Contract shall be deemed terminated as to the Property. If Buyer provides the Notice to Proceed, all references herein to the “Property” or the “Properties” shall mean the Approved Properties. In addition, the Purchase Price shall be reduced by the amount of the Purchase Price allocated on Exhibit A to the Properties not included in the Approval Notice (the “Excluded Properties”), the Deposit allocated to the Excluded Properties on Exhibit A shall be returned to Buyer, and, upon delivery by Seller to Buyer of the prorated portion of the Breakup Fee in immediately available funds based on the value of the Excluded Properties, this Contract shall be deemed terminated as to the Excluded Properties.

8. CLOSING; DEPOSITS INTO ESCROW. This transaction shall be closed and settled and the Limited Warranty Deeds delivered to Buyer and the Purchase Price paid to Seller (the “Closing”) on or before fifteen (15) days following expiration of the Inspection Period, but in no event later than October 15, 2009 (“Closing Date”). On or before the Closing Date, Seller shall deposit, or cause the Related Companies to deposit, the following with the Escrow Agent:

(a)	A duly executed Limited Warranty Deed for each Property;

(b)	A duly executed “Non Foreign Seller Affidavit” as required by Section 1445 of the Internal Revenue Code of 1986, as amended;

(c)	A duly executed Leaseback (as defined below) for each Property other than the Non-Leaseback Property;

(d)	A duly executed memorandum of the Leaseback in recordable form (the “Leaseback Memorandum”);

(e)	Such funds and other instruments, in recordable form or otherwise, as may be reasonably required by the Escrow Agent as a condition of the Closing;

(f)	A duly executed counterpart of the right of first offer for each Property other than the Non-Leaseback Property in the form attached hereto as Exhibit “D” (each a “Right of First Offer”); and

(g)	Two (2) duly executed counterparts of a closing statement reflecting closing cost allocations prepared by Seller and submitted to Buyer for Buyer’s approval no later than five (5) days prior to the Closing Date (a “Closing Statement”).

On or before the Closing Date, Buyer shall deposit with the Escrow Agent:

(a)	The difference between the Purchase Price and the Deposit, less an amount to Buyer for actual closing costs incurred by Buyer or charged to Buyer pursuant to Section 9(e) of up to 1% of the Purchase Price;

(b)	A duly executed Leaseback for each Property other than the Non-Leaseback Property;

(c)	A duly executed Leaseback Memorandum for each Property other than the Non-Leaseback Property;

(d)	Such other funds and instruments, in recordable form or otherwise, as may be reasonably required by the Escrow Agent as a condition of the Closing; and

(e)	A duly executed Right of First Offer for each Property other than the Non-Leaseback Property;

(f)	A duly executed Closing Statement.

9. ACTIONS BY ESCROW AGENT. The following shall act as the escrow agent hereunder (the “Escrow Agent”):

Chicago Title Insurance Company

171 N. Clark, 04CI

Chicago, Illinois 60601

Attn: Cindy Malone

Phone #: 312-223-3360

Fax #: 312-223-5791

This Contract shall serve as escrow instructions to the Escrow Agent, subject to any supplementary strict joint order escrow instructions; provided, however, that this Contract shall govern in the event of any conflict between said strict joint order instructions and any of the terms hereof. On the Closing Date, if all the funds and documents set forth in Section 8 have been delivered to the Escrow Agent and if the Escrow Agent or the title company is in a position to issue and will issue Buyer’s Policies as described in Section 4, the Escrow Agent shall:

(a)	Cause the Limited Warranty Deeds and each Right of First Offer to be filed for record;

(b)	Upon Seller’s request, cause the Leaseback Memoranda to be recorded;

(c)	Cause the issuance and delivery to Buyer of the Buyer’s Policies, as described in Section 4;

(d)	Charge to the account of Buyer escrow and related fees, the cost of recording the Limited Warranty Deeds and any other documents related to this Contract, title insurance costs, including premiums and costs of endorsements and Commitments, and transfer or conveyance taxes or fees; and

(e)	Pay to or upon the order of Seller the cash balance of the Purchase Price after deducting all amounts herein required to be paid by Seller, including any broker’s commission payable by Seller as provided in Section 11.

The Escrow Agent shall deliver to Seller a copy of the recorded Limited Warranty Deeds and each Right of First Offer and its escrow statement in duplicate showing all the charges and credits affecting the account of Seller. The Escrow Agent shall deliver to Buyer the recorded Limited Warranty Deeds and each Right of First Offer; copies of any recorded mortgage deposited by Buyer; Buyer’s Policies; the balance, if any, of the funds deposited by Buyer remaining after disbursement in accordance with these directions; and its escrow statement in duplicate showing all charges and credits affecting the account of Buyer.

10. DEFAULT; REMEDIES.

(a)

If, at any time on or before the time of the Closing on the Closing Date, Seller fails or refuses to perform its obligations hereunder as and when provided in this Contract and such failure is not cured within ten (10) days from notice by Buyer to Seller, then and in any such case Buyer may (A) by written notice furnished to Seller and to the Escrow Agent, terminate this Contract, and in such event the Escrow Agent shall promptly return the Deposit (or remaining balance thereof if applicable) to Buyer, Seller shall pay the expenses of the Escrow Agent (including all title charges) through the date of such termination and Buyer may seek monetary damages for all actual out of pocket costs and expenses incurred by Buyer prior to the date of Seller’s failure or refusal to perform its obligations under this Contract, or (B) enforce specific performance of Seller’s obligations under this Contract.

(b)	If the Closing does not occur because of a default by Buyer under this Agreement, and if such default is not cured within ten (10) days from notice by Seller to Buyer, then: (i) this Agreement shall terminate; (ii) the Deposit (or remaining balance thereof if applicable) shall be paid to and retained by Seller as liquidated damages; and (iii) Seller and Buyer shall have no further obligations to each other. BUYER AND SELLER ACKNOWLEDGE THAT THE DAMAGES TO SELLER IN THE EVENT OF A BREACH OF THIS AGREEMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT REPRESENTS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLER IF THE CLOSING SHOULD FAIL TO OCCUR AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT AND UNDER THE CIRCUMSTANCES THAT SELLER AND BUYER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH. BUYER AND SELLER AGREE THAT SELLER’S RIGHT TO RETAIN THE DEPOSIT SHALL BE SELLER’S SOLE REMEDY, AT LAW AND IN EQUITY, FOR BUYER’S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

11. BROKER. Buyer and Seller warrant and represent to one another that they have used no broker in connection with this transaction. Each party agrees to indemnify and save the other harmless from and against any and all claims for brokerage commissions arising from their respective dealings with any broker other than those identified in this Section 11. The foregoing warranties, representations and indemnities shall survive the delivery and recording of the Limited Warranty Deeds for record and shall not be merged into said Limited Warranty Deeds.

12. NOTICES. For the purposes of all notices and communications between the parties, the addresses of Buyer and Seller shall be as follows:

BUYER:	NorthAmerican Terminals Management, Inc.
201 West Street
Annapolis, MD 21401
Attn: Robert Fordi
FAX #: 410-280-0100

SELLER:	YRC Worldwide Inc.
P. O. Box 471
1077 Gorge Boulevard
Akron, Ohio 44309 0471
Attn: Real Estate and Properties
FAX#: (330) 258-2597

Any notices and other communications to be delivered by either party to the other pursuant to this Contract shall be in writing and shall be deemed delivered as follows, except as otherwise specifically provided in this Contract: (a) when hand delivered or telecopied (provided that telecopied notices must be confirmed within any applicable time period plus two (2) days by one of the following methods of notice); (b) one (1) business day after mailing by Federal Express or other overnight courier service; or (c) upon receipt (or refusal to accept delivery) by United States registered or certified mail, postage prepaid, return receipt requested, in each case addressed to the party to be charged with notice at the above recited address or the above recited telecopier number or such other address or telecopier number as either party from time to time may designate by notice delivered to the other; provided, however, that no notice of change of address or telecopier number shall be deemed given until actually received by the party to be notified. Except as otherwise specifically provided herein, in the computation of any period of time which shall be required or permitted hereunder or under any law for any notice or other communication or for the performance of any term, condition, covenant or obligation, the day from which such period runs shall be excluded and the last day of such period shall be included unless it is a Saturday, Sunday or legal holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday or legal holiday.

13. NON-ASSIGNMENT BY BUYER. This Agreement and the rights granted hereunder are personal unto Buyer and may not be assigned, transferred or conveyed by Buyer in whole or in part (except to an affiliate of Buyer) without the prior written consent of Seller, which may be withheld by Seller in its sole and absolute discretion. Notwithstanding the foregoing, without Seller’s consent Buyer may, by written notice delivered to Seller no later than three (3) business days prior to the Closing Date, designate individuals or entities other than Buyer to take title to the Property pursuant to the Limited Warranty Deeds. No assignment by Buyer of this Contract or its rights hereunder, whether permitted hereunder or upon Seller’s consent, shall relieve Buyer of its obligations to Seller hereunder.

14. LIKE-KIND EXCHANGE. Seller, at any time prior to the Closing Date, may elect to effect a simultaneous or non-simultaneous tax-deferred exchange pursuant to Section 1031, and the regulations pertaining thereto, of the Internal Revenue Code of 1986, as amended. Buyer expressly agrees to cooperate with Seller in connection with any such exchange in any manner which shall not impose any additional cost or liability upon Buyer, including without limitation by executing any and all documents, including escrow instructions or agreements consenting to Seller’s assignment of its rights and obligations hereunder to an exchange entity, which may be necessary to carry out such an exchange; provided, however, that Buyer shall not be required to take title to any property in order to accommodate Seller in effecting the exchange; and provided further, however, that Seller’s election to effect such an exchange shall not delay the Closing Date.

15. MISCELLANEOUS:

(A) This Contract: (i) contains the entire agreement between the parties and no promise, representation, warranty, covenant, agreement, or understanding not specifically set forth in this Contract shall be binding upon either party; (ii) may not be amended, modified, or supplemented in any manner except in writing signed by the parties; (iii) shall be construed and governed under the laws of the state of New York without regard to the principles of choice of law and conflicts of law; (iv) shall not be construed more stringently in favor of one party against the other regardless of which party has prepared the same; (v) shall be binding upon, and inure to the benefit of, the parties and their respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns; (vi) shall not be binding until this Contract shall be executed and delivered by the parties, to each other; and (vii) may be executed in counterparts, each of which shall be deemed an original, but which all together constitute the same instrument.

(B) Any person executing this Contract on behalf of a corporation, limited liability company, trust, partnership or other entity represents and warrants that such person is authorized to execute and deliver this Contract on behalf of such entity.

(C) The failure of either party to insist upon strict performance of any provision of this Contract shall not be deemed a waiver of any rights or remedies at any other time.

(D) The exhibits attached hereto are incorporated herein by this reference.

(E) In the event of any conflict between this Contract and an exhibit, the exhibit shall control.

(F) Headings are for convenience only and are not a part of this Contract.

(G) The invalidity or unenforceability of any term or provision shall not affect the validity or enforceability of the remainder of this Contract.

(H) The parties agree to obtain, execute, deliver, and file such additional documents, instruments, and consents as may be reasonably requested by either party, at the sole cost and expense of the requesting party, in order to fully effectuate the terms and conditions of this Contract.

(I) Risk of loss with respect to each Property shall remain with Seller until the Closing is completed. Seller shall maintain in full force and effect all of Seller’s existing fire and extended coverage insurance on the Property until the Closing Date. Seller’s existing insurance policy shall be canceled as of the Closing Date and Buyer shall obtain new insurance at such time. If, prior to the Closing Date, any building or other improvement on any Property is damaged or destroyed by any cause in any amount, Seller shall promptly notify Buyer and Buyer shall have the option (i) to terminate this Contract by notice to Seller (such notice to be given within five (5) days after Buyer is given notice of such damage or destruction), or (ii) to proceed with this transaction, in which latter event Buyer shall receive all proceeds of insurance payable by reason of such damage or destruction, in which event Seller shall have the right to elect not to enter into the Leaseback at Closing for such Property or (iii) to request Seller to delete the damaged or destroyed Property from List A (“Deleted Casualty Property”) and substitute on List A in place of the Deleted Casualty Property a property from List B (“Casualty Substituted Property”), in which case the provisions of Section 7(C) shall apply; provided that the allocated price of the Casualty Substituted Property equals or exceeds the allocated price of the Deleted Casualty Property (and the Purchase Price shall be increased by the amount the allocated price of the Casualty Substituted Property exceeds the allocated price of the Deleted Casualty Property); provided, however, that if such damage or destruction is in an amount which is equal to or less than twenty-five percent (25%) of the replacement cost of the improvements and fixtures constituting a portion of the applicable Property, Buyer shall not have the option to terminate this Contract if Seller shall agree in writing to (a) promptly cause such damaged building or improvement to be replaced or restored to the condition it was in prior to such damage or destruction, in which event all insurance proceeds shall be made available to Seller for such replacement or restoration or (b) deliver to Buyer on the Closing Date (or subtract from the Purchase Price an amount equal to the sum of) all proceeds of insurance payable by reason of such damage or destruction together with the additional amount, if any, which is required to replace or restore such damaged building or improvement to the condition it was in prior to such damage or destruction, in which event, except with respect to the Non-Leaseback Property, Section 19 of the Leaseback shall apply. If Buyer elects to cancel this Contract pursuant to this Section 15(I), Seller shall cause the Escrow Agent to refund the Deposit to Buyer, and neither party shall thereafter have any further rights, duties or liabilities under this Agreement.

(J) If, before the Closing Date, all or any material portion of any Property is taken or a proceeding is commenced to take the same by eminent domain or private sale in lieu thereof, Buyer, at its option, may elect (i) to proceed to Closing, or (ii) to cancel this Contract, or (iii) to request Seller to delete the applicable Property from List A on Exhibit A (“Deleted Condemnation Property”) and substitute on List A in place of the Deleted Condemnation Property a property from List B (“Condemnation Substituted Property”), in which case the provisions of Section 7(C) shall apply; provided that the allocated price of the Condemnation Substituted Property equals or exceeds the allocated price of the Deleted Condemnation Property (and the Purchase Price shall be increased by the amount the allocated price of the Condemnation Substituted Property exceeds the allocated price of the Deleted Condemnation Property). Such election shall be made by written notice from Buyer to Seller given not more than five (5) days after written notice from Seller to Buyer of such condemnation affecting the Property. If Buyer elects to cancel this Contract in such event, Seller shall cause the Escrow Agent to refund the Deposit (or remaining portion thereof if applicable) to Buyer, and neither party shall thereafter have any further rights, duties or liabilities under this Contract. If Buyer elects to proceed to Closing without requesting a Condemnation Substituted Property, Seller shall assign to Buyer all of Seller’s rights, title and interest in and to any awards that may be payable for such taking, in which event Seller shall have the right to elect not to enter into a Leaseback at Closing for such Property.

16. LEASEBACK. Except as otherwise specifically provided herein, at the Closing the parties shall execute a lease for each Property other than the Non-Leaseback Property substantially in the form attached hereto as Exhibit “C” (each a “Leaseback”).

17. ACCEPTANCE. In the event this Contract is not signed simultaneously by both parties, it shall be considered to be an offer made to the other party by the party first executing it. In such event, the offer shall automatically expire at midnight, Akron, Ohio time, on August     , 2009 unless one copy of this Contract executed by the party to whom this offer has been made shall have been actually received by the party making the offer, or its attorney, prior to the aforementioned expiration date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the respective parties have executed this instrument as of the day and year first herein above written

SELLER:

YRC WORLDWIDE INC., a Delaware corporation

By:	/s/ Brad S. Schroeder
Name:	Brad S. Schroeder
Its:	VP President & Properties
Date:	August 7, 2009

BUYER:

NORTHAMERICAN TERMINALS MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Robert Fordi
Name:	Robert Fordi
Its:	President
Date:	August 7, 2009

ESCROW AGENT’S ACKNOWLEDGMENT AND AGREEMENT

Re:	Sale by YRC Worldwide Inc. to NorthAmerican Terminals Management, Inc. of Property Located at (See Exhibit A)

The undersigned acknowledges receipt of the Deposit of $300,000 and agrees to act as the Escrow Agent in accordance with the provisions of the foregoing Contract.

(~~Agent for~~ Chicago Title Insurance Company)

By:	/s/ Regina Springer
Name:	Regina Springer
Its:	AVP-Sr. Escrow Officer
Date:	August 20, 2009

INSTRUCTIONS TO ESCROW AGENT: upon signing the foregoing acknowledgment and agreement, telecopy a signed copy to:

LON C. MARINO
YRC NORTH AMERICAN
TRANSPORTATION, INC.
PHONE #: (330) 384-2305
FAX #: (330913) 258-2597982-2695

JAMES C. GODEY

PHONE #: (410) 280-1100
FAX #: (410) 280-0100

FIRST AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

August 21, 2009 (the “Effective Date”)

THIS FIRST AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009 Buyer and Seller entered into that certain Real Estate Sales Contract (the “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Leaseback.

(a) Article 14 and Article 15 of the Leaseback to be executed is hereby deleted in its entirety and substituted in it places is the new Article 14 and Article 15 set forth on Exhibit “A”, attached hereto and incorporated herein by reference.

(b) In addition, the first paragraph of Article 16 of the Leaseback shall be amended in its entirety and replaced with the following:

Tenant shall indemnify, protect, hold harmless, and shall defend at its own expense, Landlord, Landlord’s mortgagees, Landlord’s investment manager, Landlord’s asset manager, Landlord’s property manager, and their respective officers, employees, contractors, invitees and/or agents (collectively, “Landlord, et al.”), against any and all claims and demands made by or arising from Tenant’s officers, employees, contractors, invitees and/or agents (collectively, “Tenant, et al.”) and/or from the actual or alleged act or omission of Tenant, et al. (except to the extent arising from Landlord, et al.’s gross negligence or willful misconduct, in which event this indemnity will not apply to the party committing the wrongful act in direct proportion to the extent of the gross negligence or willful misconduct), as well as those claims and demands arising from Tenant’s failure to comply with any applicable environmental laws or regulations (as described in more detail previously herein) and with any covenants of this Lease Agreement on its part to be performed.

Tenant agrees to waive all claims against Landlord, et al. on account of any loss or damage from whatsoever cause (other than gross negligence or willful misconduct of Landlord, et al., in which event this waiver will not apply to the party committing the wrongful act in direct proportion to the extent of the gross negligence or willful misconduct) which may occur to it or its property in the use and occupancy of the Leased Premises, the giving of this waiver being one of the considerations upon which this Lease Agreement is granted.

Landlord shall indemnify, protect, hold harmless, and shall defend at its own expense, Tenant against any and all claims and demands made by or arising from Landlord, et al.’s gross negligence or willful misconduct.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	/s/ Brad S. Schroeder	By:	/s/ Robert Fordi
Name:	Brad S. Schroeder	Name:	Robert Fordi
Its:	Authorized Officer	Its:	President

SECOND AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

September 21, 2009 (the “Effective Date”)

THIS SECOND AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Closing. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, Buyer shall have the right to elect a Closing and Closing Date with respect to the Non-Leaseback Property (“Non-Leaseback Property Closing Date”) that is September 29, 2009 (“Optional Closing Date”), provided Buyer gives Seller written notice at least five (5) business days prior to the Optional Closing Date.

5. Property. Exhibit “A” to the Sale/Leaseback Contract is deleted in its entirety and substituted in lieu thereof is Exhibit “A”, attached to this Amendment and incorporated herein by reference.

6. Purchase Price. The Purchase Price shall be increased to Thirty-Four Million Two Hundred Sixty-Three Thousand Six Hundred Ninety-Two and No/100 Dollars ($34,263,692.00).

7. Deposit. Within two (2) business days of the Effective Date of this Amendment, Buyer shall deposit with the Escrow Agent an additional deposit, which shall be deemed part of the Deposit, in the amount of Forty-Seven Thousand Six Hundred Twenty-One and 54/100 Dollars ($47,621.54).

8. Inspection Period. Section 7(C) of the Sale/Leaseback Contract is deleted in its entirety and the following is inserted in lieu thereof:

“(C) During the Inspection Period Buyer may terminate this Contract upon written notice to Seller for any reason whatsoever in Buyer’s sole discretion, in which event the Deposit (or balance, as applicable) shall be returned to Buyer and this Agreement shall be terminated. If Buyer fails to give such notice of termination to Seller prior to the end of the Inspection Period, Buyer shall be deemed to have waived any objection to the Property and to have affirmed this Contract and elected to purchase the Property with no reduction in the Purchase Price. For purposes of this Contract, the “Property” shall be defined as those properties listed on Exhibit A. Notwithstanding the foregoing, upon written notice to Seller at any time prior to the expiration of the Inspection Period, (i) Buyer shall have the right to delete one (1) individual property from Exhibit A (the “Deleted Property”), (ii) the Purchase Price shall decreased by the amount the Purchase Price allocated to the Deleted Property on Exhibit A, and (iii) the Deposit allocated to the Deleted Property shall be returned to Buyer. In no event shall the deletion of the Deleted Property result in an extension of the Inspection Period or delay in the Closing Date. Notwithstanding any provision of this Contract to the contrary, Buyer may terminate (“Environmental Termination”) this Contract (in accordance with the procedure set forth herein) as to some but not all of the Properties (“Environmental Property”) upon written notice to Seller prior to the expiration of the Inspection Period, provided (i) Buyer’s environmental consultant has identified recognized environmental conditions on such Environmental Property, and (ii) with the termination notice Buyer provides evidence thereof to the Seller. In the event the Buyer terminates this Contract as to some but not all of the Property pursuant to an Environmental Termination, the Purchase Price will be decreased by the Purchase Price allocated to the Environmental Property on Exhibit A. As to any Environmental Property with respect to which Buyer has terminated this Contract, Buyer shall promptly following such termination provide to Seller copies of all third party reports and investigations obtained by Buyer with respect to the Property.”

9. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	/s/ Brad S. Schroeder	By:	/s/ Robert Fordi
Name:	Brad S. Schroeder	Name:	Robert Fordi
Its:	VP Finance & Properties	Its:	President

THIRD AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

September 23, 2009 (the “Effective Date”)

THIS THIRD AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Inspection Period shall expire at 5 p.m. (CST) on October 8, 2009.

5. Short Term Lease of Non-Leaseback Property. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, on or before the Optional Closing Date, Buyer and Seller shall (or shall cause the appropriate Related Company to) each deposit a duly executed lease in the form attached as Exhibit “A” attached hereto and made a part hereof (the “Short Term Lease”).

6. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	/s/ Brad S. Schroeder	By:	/s/ Robert Fordi
Name:	Brad S. Schroeder	Name:	Robert Fordi
Its:	Authorized Officer	Its:	President

FOURTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

October 7, 2009 (the “Effective Date”)

THIS FOURTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated September 23, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period and Closing Date. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Inspection Period shall expire at 5 p.m. (CST) on October 9, 2009, and the Closing Date shall be October 16, 2009.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	/s/ Brad S. Schroeder	By:	/s/ Robert Fordi
Name:	Brad S. Schroeder	Name:	Robert Fordi
Its:	Authorized Officer	Its:	President

FIFTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

October 9, 2009 (the “Effective Date”)

THIS FIFTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated September 23, 2009, and that certain Fourth Amendment to Real Estate Sales Contract dated October 7, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. Exhibit “A” to the Sale/Leaseback Contract is deleted in its entirety and substituted in lieu thereof is Exhibit “A”, attached to this Amendment and incorporated herein by reference. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Inspection Period has expired with respect to all Property, except for the Property identified with a “#” on Exhibit “A” attached hereto (the “Extended Inspection Period Property”).

5. Extended Inspection Period Property. The Inspection Period with respect to the Extended Inspection Period Property shall expire at 5 p.m. (CST) on November 6, 2009. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Closing and Closing Date with respect to the Extended Inspection Period Property shall be no later than November 20, 2009.

6. Pavement Repairs Escrow. Attached hereto as Exhibit “B” is a list of pavement repairs to certain Properties for which Seller has agreed to complete (“Pavement Repairs”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “C” attached hereto, which shall provide for the Pavement Repairs on each Property and in the escrowing of those amounts identified on Exhibit “B” to secure Seller’s timely performance with respect to the Pavement Repairs.

7. HVAC Escrow. Attached hereto as Exhibit “D” is a list of HVAC repairs to certain Properties for which Seller has agreed to reimburse Buyer for expenditures made with respect thereto up to those amounts set forth on Exhibit “D” (“HVAC Repairs”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “C” attached hereto, which shall provide for the scope of the HVAC Repairs on each Property and in the reimbursement amounts identified on Exhibit “D”.

8. Roof Repairs Escrow. Attached hereto as Exhibit “E” is a list of roof repairs to certain Properties for which Seller has agreed to reimburse Buyer for expenditures made with respect thereto up to those amounts set forth on Exhibit “E” (“Roof Repairs”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “C” attached hereto, which shall provide for the Roof Repairs on each Property and in the reimbursement amounts identified on Exhibit “E”.

9. Environmental. Attached hereto as Exhibit “F” is a list of open environmental issues with respect to certain Properties for which Seller has agreed to take appropriate action to address (“Environmental Issues”). At the Closing Date, the parties will execute an escrow agreement in substantially the same form as Exhibit “C” attached hereto, which shall provide for the Seller to take such appropriate actions as required by applicable regulation with respect to the Environmental Issues on each Property and in the escrowing of those amounts identified on Exhibit “F” to secure Seller’s timely performance with respect to the Environmental Issues.

10. Leaseback and RFO Forms Exhibit “C” Leaseback to the Sale/Leaseback Contract is deleted in its entirety and substituted in its place is Exhibit “G” Leaseback attached hereto. Article 8 of the Sale/Leaseback Contract is hereby amended by replacing the language “A duly executed counterpart of the right of first offer for each Property other than the Non-Leaseback Property in the form attached hereto as Exhibit “D” (each a “Right of First Offer”)” in the first subsection (f) with “Intentionally Omitted.” Article 8 of the Sale/Leaseback Contract is hereby amended by replacing the language “A duly executed Right of First Offer for each

Property other than the Non-Leaseback Property” in the second subsection (e) with “Intentionally Omitted.” Article 9 of the Sale/Leaseback Contract is hereby amended by deleting the language “and each Right of First Offer” from subsection (a), the penultimate sentence of Article 9, and the final sentence of Article 9. Exhibit “D” Right of First Offer to the Sale/Leaseback Contract is deleted in its entirety.

11. Reduced Maintenance Property. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Leaseback on the Property identified with a “^” on Exhibit “A” (the “Reduced Maintenance Property Leaseback”) shall provide that the Landlord (as defined in the Reduced Maintenance Property Leaseback) shall have no obligation to repair, maintain or replace that portion of the Leased Premises (as defined in the Reduced Maintenance Property Leaseback) identified on Exhibit “H” attached hereto (the “Reduced Maintenance Area”).

12. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

[Signatures on Next Page]

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:		BUYER:

YRC WORLDWIDE INC., a Delaware corporation		NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	/s/ Brad S. Schroeder	By:	/s/ Robert Fordi
Name:	Brad S. Schroeder	Name:	Robert Fordi
Its:	VP Finance & Properties	Its:	President

SIXTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

November 4, 2009 (the “Effective Date”)

THIS SIXTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated September 23, 2009, and that certain Fourth Amendment to Real Estate Sales Contract dated October 7, 2009, and that certain Fifth Amendment to Real Estate Sales Contract dated October 9, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in California, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Termination as to Remaining Property. Buyer and Seller acknowledge and agree that the Sale/Leaseback Contract is hereby terminated with respect to the remaining Property which has not been conveyed to Buyer as of the date hereof, which Property is identified on Exhibit “A”, attached hereto and made a part hereof.

5. Deposit. The Seller hereby consents to the return of the remaining Deposit of $88,000 to Buyer.

6. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its: